Exhibit 99.9(b)

                                                                EXECUTION COPY
                                                                --------------

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                     MORGAN STANLEY MORTGAGE CAPITAL INC.


                                   Purchaser


                                      and

                                   EVERBANK


                                    Seller


                                      and


                               Interim Servicer




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               AMENDED AND RESTATED INTERIM SERVICING AGREEMENT

                                  Dated as of



                               November 7, 2005

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               Conventional Adjustable/Fixed Rate Mortgage Loans






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
                                                 TABLE OF CONTENTS

ARTICLE I

                      DEFINITIONS................................................................................1
ARTICLE II

                      ADMINISTRATION AND SERVICING OF MORTGAGE LOANS.............................................6
         Section 2.01  Interim Servicer Act as Servicer..........................................................6
         Section 2.02  Liquidation of Mortgage Loans.............................................................8
         Section 2.03  Collection of Mortgage Loan Payments......................................................9
         Section 2.04  Establishment of and Deposits to Custodial Account........................................9
         Section 2.05  Permitted Withdrawals From Custodial Account.............................................11
         Section 2.06  Establishment of and Deposits to Escrow Account..........................................12
         Section 2.07  Permitted Withdrawals From Escrow Account................................................12
         Section 2.08  Payment of Taxes, Insurance and Other Charges............................................13
         Section 2.09  Protection of Accounts...................................................................14
         Section 2.10  Maintenance of Hazard Insurance..........................................................14
         Section 2.11  Maintenance of Mortgage Impairment Insurance.............................................16
         Section 2.12  Maintenance of Fidelity Bond and Errors and Omissions Insurance..........................16
         Section 2.13  Inspections..............................................................................17
         Section 2.14  Restoration of Mortgaged Property........................................................17
         Section 2.15  Maintenance of PMI Policy; Claims........................................................18
         Section 2.16  Title, Management and Disposition of REO Property........................................18
         Section 2.17  Real Estate Owned Reports................................................................20
         Section 2.18  Liquidation Reports......................................................................20
         Section 2.19  Reports of Foreclosures and Abandonments of Mortgaged Property...........................21
         Section 2.20  Notification of Adjustments..............................................................21
         Section 2.21  Transfer of Servicing....................................................................21
         Section 2.22  Fair Credit Reporting Act................................................................24
ARTICLE III

                      PAYMENTS TO PURCHASER.....................................................................24
         Section 3.01  Remittances..............................................................................24
         Section 3.02  Statements to Purchaser..................................................................25
         Section 3.03  Advances by Interim Servicer.............................................................25
ARTICLE IV

                      GENERAL SERVICING PROCEDURES..............................................................25
         Section 4.01  Transfers of Mortgaged Property..........................................................25
         Section 4.02  Satisfaction of Mortgages and Release of Mortgage Files..................................26
         Section 4.03  Servicing Compensation...................................................................26
         Section 4.04  Annual Statement as to Compliance........................................................27
         Section 4.05  Annual Independent Public Accountants' Servicing Report..................................27
         Section 4.06  Right to Examine Interim Servicer Records................................................27
         Section 4.07  Books and Records........................................................................28


                                                         i

         Section 4.08  Delivery of Documents....................................................................28
         Section 4.09  Compliance with Gramm-Leach-Bliley Act of 1999...........................................28
ARTICLE V

                      REPRESENTATIONS AND WARRANTIES; REMEDIES AND BREACH.......................................29
         Section 5.01  Interim Servicer Representations and Warranties..........................................29
ARTICLE VI

                      AGENCY TRANSFER; SECURITIZATION TRANSFER..................................................31
         Section 6.01  Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency
                               Transfer, Whole-Loan Transfer or a Securitization Transfer on One or More
                               Reconstitution Dates.............................................................31
ARTICLE VII

                      INTERIM SERVICER TO COOPERATE.............................................................35
         Section 7.01  Provision of Information.................................................................35
         Section 7.02  Financial Statements; Servicing Facility.................................................35
ARTICLE VIII

                      THE INTERIM SERVICER......................................................................36
         Section 8.01  Indemnification; Third Party Claims......................................................36
         Section 8.02  Merger or Consolidation of the Interim Servicer..........................................37
         Section 8.03  Limitation on Liability of Interim Servicer and Others...................................37
         Section 8.04  Limitation on Resignation and Assignment by Interim Servicer.............................38
ARTICLE IX

                      DEFAULT...................................................................................38
         Section 9.01  Events of Default........................................................................38
         Section 9.02  Waiver of Defaults.......................................................................40
ARTICLE X

                      TERMINATION...............................................................................40
         Section 10.01  Termination.............................................................................40
         Section 10.02  Termination Without Cause...............................................................41
         Section 10.03  Agency Suspension.......................................................................41
ARTICLE XI

                      MISCELLANEOUS PROVISIONS..................................................................41
         Section 11.01  Successor to Interim Servicer...........................................................41
         Section 11.02  Amendment...............................................................................42
         Section 11.03  Governing Law; Jurisdiction; Consent to Service of Process..............................42
         Section 11.04  Duration of Agreement...................................................................43
         Section 11.05  Notices.................................................................................43
         Section 11.06  Severability of Provisions..............................................................43
         Section 11.07  Relationship of Parties.................................................................44

                                                      - ii -


         Section 11.08  Execution; Successors and Assigns.......................................................44
         Section 11.09  Recordation of Assignments of Mortgage..................................................44
         Section 11.10  Assignment by Purchaser.................................................................44
         Section 11.11  No Personal Solicitation................................................................44
         Section 11.12  Waiver of Trial by Jury.................................................................45

                                                     - iii -

                                   EXHIBITS


EXHIBIT A                  MORTGAGE LOAN SCHEDULE
EXHIBIT B                  [RESERVED]
EXHIBIT C                  [RESERVED]
EXHIBIT D-1                FORM OF CUSTODIAL ACCOUNT
                           CERTIFICATION
EXHIBIT D-2                FORM OF CUSTODIAL ACCOUNT
                           LETTER AGREEMENT
EXHIBIT E-1                FORM OF ESCROW ACCOUNT CERTIFICATION
EXHIBIT E-2                FORM OF ESCROW ACCOUNT
                           LETTER AGREEMENT
EXHIBIT F                  [RESERVED]
EXHIBIT G                  PROCESS GUIDELINES
EXHIBIT H                  UNDERWRITING GUIDELINES
EXHIBIT I                  INTERIM SERVICER'S OFFICER'S CERTIFICATE
EXHIBIT J                  [RESERVED]
EXHIBIT K                  [RESERVED]
EXHIBIT L                  ASSIGNMENT AND CONVEYANCE
EXHIBIT M                  ANNUAL CERTIFICATION

            This AMENDED AND RESTATED INTERIM SERVICING AGREEMENT for various residential mortgage loans (collectively, the "Mortgage Loans"), dated as of November 7, 2005, between Morgan Stanley Mortgage Capital Inc., a New York corporation and its successors and assigns as purchaser (the "Purchaser"), and EverBank, a federal savings association, as servicer (the "Seller" or the "Interim Servicer").


                             W I T N E S S E T H:



            WHEREAS, pursuant to that certain Third Amended and Restated Mortgage Loan Purchase and Warranties Agreement, dated as of November 7, 2005, between Purchaser and Seller (the "Purchase Agreement"), and in reliance upon the representations, warranties and covenants of the Interim Servicer contained herein and of the Seller contained in the Purchase Agreement, the Purchaser has agreed to purchase from the Seller, and the Seller has agreed to sell to the Purchaser, on a servicing-released basis, certain residential, first lien mortgage loans;

            WHEREAS, the Purchaser desires to have the Interim Servicer service each Mortgage Loan Package on an "actual/actual" basis during the period between the related Closing Date and the related Transfer Date (each, an "Interim Period"), the Interim Servicer has agreed to service such Mortgage Loans for the Purchaser from and after the purchase by the Purchaser thereof; and

            WHEREAS, the Interim Servicer and the Purchaser desire to prescribe the terms and conditions which will govern the management, servicing, and control of the Mortgage Loans purchased by the Purchaser pursuant to the Purchase Agreement;

            NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Interim Servicer agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

            Terms used but not defined herein shall have the meanings set forth in the Purchase Agreement, and such meanings are hereby incorporated by reference and deemed a part hereof. Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

            Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

            Adjustment Date: With respect to any Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of the Mortgagee Note.

            Agency Transfer: A sale or transfer of some or all of the Mortgage Loan to (i) Fannie Mae under is Cash Purchase Program or MBS Division Special Servicing Option or (ii) Freddie Mac, Ginnie Mae or any other governmental entity.

            Agreement: This Amended and Restated Interim Servicing Agreement and all amendments hereof and supplements hereto.

            Ancillary Income: All fees derived from the Mortgage Loans, other than Servicing Fees and prepayment fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges.

            Annual Certification: The certification delivered by the Interim Servicer in a form substantially similar to that attached as Exhibit M to this Agreement.

            BIF: The Bank Insurance Fund, or any successor thereto.

            Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which federally chartered stock savings banks in (a) the State of Florida or (b) the State of New York are authorized or obligated by law or executive order to be closed.

            Cut-off Date: The date or dates designated as such on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

            Determination Date: The 15th day (or if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

            Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month of such Due Date.

            Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

            Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

                  (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the


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      obligations of which are backed by the full faith and credit of the
      United States of America; and

                  (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's) and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

            Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Interim Servicer pursuant to Section 2.12.

            Escrow Account: The separate account or accounts created and maintained pursuant to Section 2.06.

            Event of Default: Any one of the conditions or circumstances enumerated in Section 9.01.

            FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

            Fidelity Bond: A fidelity bond to be maintained by the Interim Servicer pursuant to Section 2.12.

            First Remittance Date: With respect to each Closing Date, the Remittance Date occurring in the calendar month immediately following the month in which such Closing Date occurs.

            GNMA: Government National Mortgage Association, and any successors thereto.

            Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note in accordance with the provisions of the Mortgage Note.




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            Mortgage Loan Package: The applicable pool of Mortgage Loans sold to the Purchaser by the Interim Servicer on the relevant Closing Date.

            PMI: PMI Mortgage Insurance Co., or any successor thereto.

            PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans (or any replacement policy obtained by the Interim Servicer pursuant to Section 2.15).

            Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

            Prepayment Penalty: With respect to each Mortgage Loan, the amount of any premium or penalty required to be paid by the Mortgagor if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage note or Mortgage.

            Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in the "Money Rates" section of The Wall Street Journal.

            Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

            Purchase Price: The price paid on the related Closing Date, by the Purchaser to the Seller pursuant to the related Purchase Price and Terms Agreement in exchange for the Mortgage Loans purchased on such Closing Date.

            Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF and the debt obligations of which are rated AA or better by S&P and "Aa2" or better by Moody's.

            Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

            Reconstitution Agreements: The agreement or agreements entered into by the Purchaser, the Interim Servicer, Fannie Mae or Freddie Mac or certain third parties on the Reconstitution Date(s) with respect to any or all of the Mortgage Loans, in connection with a Securitization Transfer, Whole-Loan Transfer or an Agency Transfer as set forth in Section 6.01,

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including, but not limited to, (i) a Fannie Mae Mortgage Selling and Servicing
Contract, a Pool Purchase Contract, and any and all servicing agreements and tri-party agreements reasonably required by Fannie Mae with respect to a Fannie Mae Transfer, (ii) a Purchase Contract and all purchase documents associated therewith as set forth in the Freddie Mac Sellers' & Interim Servicers' Guide, and any and all servicing agreements and tri-party agreements reasonably required by Freddie Mac with respect to a Freddie Mac Transfer, and (iii) a Pooling and Servicing Agreement and/or a subservicing/master servicing agreement and related custodial/trust agreement, assignment and conveyance and related documents with respect to a Securitization Transfer.

            Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of an Agency Transfer, Whole Loan Transfer or a Securitization Transfer pursuant to Section 6.01 hereof.

            Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately preceding such day) of any month, beginning with the First Remittance Date.

            REO Disposition: The final sale by the Interim Servicer of any REO Property.

            REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 2.16.

            REO Property: A Mortgaged Property acquired by the Interim Servicer on behalf of the Purchasers through foreclosure or by deed in lieu of foreclosure, as described in Section 2.16.

            SAIF: The Savings Association Insurance Fund, or any successor thereto.

            Seller: EverBank, a federally chartered stock savings bank, or its successor in interest or assigns, or any successor to the Seller under the Purchase Agreement appointed as therein provided.

            Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Interim Servicer of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 2.08.

            Servicing Fee: With respect to each Mortgage Loan subject to the Amended and Restated Interim Servicing Agreement, a fee payable monthly equal to $5.00 (or any other amount the parties agree to from time to time in writing). Such fee shall be payable monthly and shall be pro-rated for any portion of a month during which the Mortgage Loan is serviced by the Interim Servicer. The obligation of the Purchaser to pay the Interim Servicing Fee is limited to, and the Interim Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by this Agreement) of such Monthly Payment collected by the Interim Servicer, or as otherwise provided under this Agreement.

            Servicing Guide: The Fannie Mae Servicing Guide or the Freddie Mac Servicing Guide, as in existence on the date of the related sale or transfer of Mortgage Loans to Fannie Mae or Freddie Mac, as applicable, as each may be amended or supplemented in writing from time to time.

            Servicing Officer: Any officer of the Interim Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Interim Servicer to the Purchaser upon request, as such list may from time to time be amended.

            Transfer Date: The date on which the Interim Servicer is terminated as servicer of a Mortgage Loan pursuant to Section 2.21, Article 9 or Article 10, and the Purchaser, or its designee, shall receive the transfer of servicing responsibilities and begin to perform the servicing of such Mortgage Loans and the Interim Servicer shall cease all servicing responsibilities.

            VA: The United States Department of Veterans Administration, and its successors.


                                  ARTICLE II

                ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

            Section 2.01 Interim Servicer Act as Servicer.

            From and after the Closing Date, to and including the related Transfer Date, the Interim Servicer, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Interim Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices. Except as set forth in this Agreement, the Interim Servicer shall service the Mortgage Loans on an "actual/actual" basis and otherwise in strict compliance with the servicing provisions related to the Fannie Mae MBS Program (Special Servicing Option) of the Fannie Mae Guides (except as otherwise set forth herein); provided, however, that in the event that the Interim Servicer continues to service a Mortgage Loan after the time when such Mortgage Loan is sold or transferred pursuant to a Securitization Transfer, the Interim Servicer shall, at the Purchaser's option, service the Mortgage Loans on a "scheduled/scheduled" basis. In the event of any conflict, inconsistency or discrepancy between any of the servicing provisions of this Agreement and any of the servicing provisions of the Fannie Mae Guides, the provisions of this Agreement shall control and be binding upon the Purchaser and the Interim Servicer. Notwithstanding anything in this Article II to the contrary, with respect to any action to be taken or not taken with respect to the servicing of the Mortgage Loans that requires the consent or approval of the Purchaser, after a Securitization Transfer with respect to the related Mortgage Loan, such consent shall be exercised by the Interim Servicer as servicer of the Mortgage Loans in accordance with Accepted Servicing Practices.

            Consistent with the terms of this Agreement, the Interim Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Interim Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that the Interim Servicer shall not make any future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Interim Servicer, imminent and the Interim Servicer has obtained the prior written consent of the Purchaser) the Interim Servicer shall not permit any modification of any material term of any Mortgage Loan including any modifications that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Interim Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 3.03, the difference between (a) such month's principal and interest due at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and
(b) the amount paid by the Mortgagor. The Interim Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 3.03. Notwithstanding the foregoing, the Interim Servicer shall not waive any Prepayment Penalty or portion thereof unless (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditors' rights generally or is otherwise prohibited by law, or (ii) the enforceability thereof shall have been permanently limited due to acceleration in connection with a foreclosure or other involuntary payment or (iii) in the Interim Servicer's reasonable judgment, (x) such waiver relates to a default or a reasonably foreseeable default, (y) such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Penalty and related Mortgage Loan and (z) doing so is standard and customary in servicing Mortgage Loans (including any waiver of a Prepayment Penalty in connection with a refinancing of a Mortgage Loan that is related to a default or reasonably foreseeable default). Except as provided in the preceding sentence, in no event will the Interim Servicer waive a Prepayment Penalty in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If the Interim Servicer waives or does not collect all or a portion of a Prepayment Penalty relating to a Principal Prepayment in full or in part due to any action or omission of the Interim Servicer, other than as permitted above, the Interim Servicer shall deposit from its own funds without any right of reimbursement therefor the amount of such Prepayment Penalty (or such portion thereof as had been waived for deposit) into the Custodial Account for distribution in accordance with the terms of this Agreement. In connection with any waiver of a Prepayment Penalty by the Interim Servicer, the Interim Servicer shall account for such waiver in its monthly reports as agreed upon by the Interim Servicer and the Purchaser. Without limiting the generality of the foregoing, the Interim Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchasers, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Interim Servicer, the Purchaser shall furnish the Interim Servicer with any powers of attorney and other documents necessary or appropriate to enable the Interim Servicer to carry out its servicing and administrative duties under this Agreement.

            In servicing and administering the Mortgage Loans, the Interim Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans (similar in quality to the Mortgage Loans) for its own account, and shall follow Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Interim Servicer.

            Section 2.02 Liquidation of Mortgage Loans.

            In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 2.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Interim Servicer shall take such action as (1) the Interim Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Interim Servicer shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy or other applicable insurance or guaranty, if any. In the event that any payment due under any Mortgage Loan is not postponed pursuant to Section 2.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Interim Servicer shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Interim Servicer shall notify the Purchaser in writing of the Interim Servicer's intention to do so, and the Interim Servicer shall not commence foreclosure proceedings if the Purchaser objects to such action within 10 Business Days of receiving such notice. In the event the Purchaser objects to such foreclosure action, the Interim Servicer shall not be required to make Servicing Advances with respect to such Mortgage Loan, pursuant to
Section 3.03, and the Interim Servicer's obligation to make such Servicing Advances shall terminate on the 90th day referred to above. In such connection, the Interim Servicer shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Interim Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 2.05) or through Insurance Proceeds (respecting which it shall have similar priority).

            Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Interim Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector, the Interim Servicer shall cause such property to be inspected by a qualified environmental consulting firm. Upon completion of the inspection, the Interim Servicer shall promptly provide the Purchaser with a written report of the environmental inspection.

            After reviewing the environmental inspection report, the Purchaser shall determine how the Interim Servicer shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Interim Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Interim Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Interim Servicer, the Interim Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 2.05 hereof. In the event the Purchaser directs the Interim Servicer not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Interim Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section
2.05 hereof.

            Section 2.03 Collection of Mortgage Loan Payments.

            Continuously from the related Closing Date for each pool of Mortgage Loans purchased hereunder until the related Transfer Date, the Interim Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

            Section 2.04 Establishment of and Deposits to Custodial Account.

            The Interim Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "EverBank, as Interim Servicer, in trust for Morgan Stanley Mortgage Capital Inc. and/or subsequent Purchasers of fixed and adjustable rate Mortgage Loans." The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Interim Servicer in accordance with Section 2.05. The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit D-1 hereto, in the case of an account established with the Interim Servicer, or by a letter agreement in the form of Exhibit D-2 hereto, in the case of an account held by a depository other than the Interim Servicer. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

            The Interim Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Interim Servicer and payments made by the Interim Servicer after the related Cut-off Date (other than payments of principal and interest due on or before the related Cut-off Date, which amounts shall be remitted to the Interim Servicer).

            (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans;

            (iii) all Liquidation Proceeds and any amounts received with respect to REO Property;

            (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with
      Section 2.14), Section 2.11 and Section 2.15;

            (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 2.14;

            (vi) any amount required to be deposited in the Custodial Account pursuant to Section 2.01, 2.09, 3.01, 3.03, 4.01 or 4.02;

            (vii) any amounts payable in connection with the repurchase of any Mortgage Loan in accordance with the Purchase Agreement;

            (viii) any Prepayment Penalties received with respect to any Mortgage Loan;

            (ix) any amounts required to be deposited by the Interim Servicer pursuant to Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy; and

            (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 2.16.

            The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Ancillary Income, including late payment charges and assumption fees, to the extent permitted by
Section 2.01, need not be deposited by the Interim Servicer into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Interim Servicer and the Interim Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 2.05. Prior to changing the location of the Custodial Account, the Interim Servicer shall give notice to the Purchaser of such change, which notice shall set forth the new location of the Custodial Account when established. The Interim Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section
2.04. All funds required to be deposited in the Custodial Account shall be held in trust for the Purchaser until withdrawn in accordance with Section 2.05.

            Section 2.05 Permitted Withdrawals From Custodial Account.

            The Interim Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

            (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 3.01;

            (ii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, any unpaid advances by the Interim Servicer in accordance with Section 3.03, the Interim Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds (not required to be remitted to the Mortgagor) and such other amounts as may be collected by the Interim Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Interim Servicer's right thereto shall be prior to the rights of Purchaser except where the Interim Servicer is required to repurchase a Mortgage Loan pursuant to the Purchase Agreement or Section 6.02, in which case the Interim Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

            (iii) to pay itself any investment earnings accrued on funds deposited in the Custodial Account;

            (iv) to pay to itself the Servicing Fee in accordance with Section
      4.03 and to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 8.01;

            (v) to pay any amount required to be paid pursuant to Section 4.16 related to any REO Property, it being understood that in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

            (vi) to clear and terminate the Custodial Account upon the termination of this Agreement; and

            (vii) to withdraw funds deposited in error.

      In the event that the Custodial Account is interest bearing, on each Remittance Date, the Interim Servicer shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 3.01, the Interim Servicer is not obligated to remit on such Remittance Date. The Interim Servicer may use such withdrawn funds only for the purposes described in this Section 2.05. The Interim Servicer shall keep and maintain a separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawals from the Custodial Account.

            Section 2.06 Establishment of and Deposits to Escrow Account.

            The Interim Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "EverBank., as Interim Servicer, in trust for the Morgan Stanley Mortgage Capital Inc. and/or subsequent purchasers of Mortgage Loans and various Mortgagors." The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Interim Servicer in accordance with Section 2.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit E-1 hereto, in the case of an account established with the Interim Servicer, or by a letter agreement in the form of Exhibit E-2 hereto, in the case of an account held by a depository other than the Interim Servicer. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

            The Interim Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

            (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

            (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

            The Interim Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 2.07. The Interim Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law or the applicable Mortgage Loan Documents to be paid to the Mortgagor. To the extent required by law, the Interim Servicer shall pay from its own funds interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

            Section 2.07 Permitted Withdrawals From Escrow Account.

            Withdrawals from the Escrow Account or Accounts may be made by the Interim Servicer only:

            (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

            (ii) to reimburse the Interim Servicer for any Servicing Advances made by the Interim Servicer pursuant to Section 2.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

            (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or applicable federal or state law or judicial or administrative ruling;

            (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

            (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 2.14;

            (vi) to pay to the Interim Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

            (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

            (viii) to withdraw funds deposited in error.

            Section 2.08 Payment of Taxes, Insurance and Other Charges.

            With respect to each Mortgage Loan, the Interim Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, if any, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Interim Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Interim Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Interim Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Interim Servicer shall make Servicing Advances from its own funds to effect such payments within such time period as will avoid the loss of the related Mortgaged Property by foreclosure of a tax or other lien.

            Section 2.09 Protection of Accounts.

            The Interim Servicer may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

            The Interim Servicer shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

            Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Interim Servicer be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Interim Servicer shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Determination Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Interim Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Interim Servicer in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Interim Servicer and may be withdrawn at any time by the Interim Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Interim Servicer out of its own funds immediately as realized.

            Section 2.10 Maintenance of Hazard Insurance.

            The Interim Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer rated A:VI or better in the current Best's Key Rating Guide ("Best's") or by an insurer acceptable to Fannie Mae, Freddie Mac, GNMA or VA, as applicable, against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

            If the related Mortgaged Property is located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier rated A:VI or better in Best's or in accordance with then current Fannie Mae, Freddie Mac, GNMA or VA guidelines, as applicable, in an amount representing coverage not less than the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Interim Servicer determines in accordance with applicable law and pursuant to the then current Fannie Mae, Freddie Mac or GNMA guidelines, as applicable, that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Interim Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Interim Servicer shall immediately force place the required flood insurance on the Mortgagor's behalf.

            If a Mortgage is secured by a unit in a condominium project, the Interim Servicer shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae, Freddie Mac or GNMA requirements, as applicable, and secure from the owner's association its agreement to notify the Interim Servicer promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

            The Interim Servicer shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

            In the event that any Purchaser or the Interim Servicer shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Interim Servicer shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

            All policies required hereunder shall name the Interim Servicer and its successors and assigns as a mortgagee and as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

            The Interim Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Interim Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated A:VI or better in Best's or meet Fannie Mae, Freddie Mac or GNMA requirements, as applicable, and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Interim Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Interim Servicer shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date; provided, however, that in the event that no such notice is furnished by the Interim Servicer, the Interim Servicer shall ensure that replacement insurance policies are in place in the required coverages and the Interim Servicer shall be solely liable for any losses in the event coverage is not provided.

            Pursuant to Section 2.04, any amounts collected by the Interim Servicer under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Interim Servicer's normal servicing procedures as specified in Section 2.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05.

            Section 2.11 Maintenance of Mortgage Impairment Insurance.

            In the event that the Interim Servicer shall obtain and maintain at its own expense a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 2.10 and otherwise complies with all other requirements of Section 2.10, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 2.10. Any such policy shall be issued by an issuer that has a Best rating of A:VI or better. Any amounts collected by the Interim Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 2.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 2.10, and there shall have been a loss which would have been covered by such policy, the Interim Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Interim Servicer's funds, without reimbursement therefor. Upon request of the Purchaser, the Interim Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

            Section 2.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

            The Interim Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy that meets the requirements of Fannie Mae or Freddie Mac, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Interim Servicer Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Interim Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Interim Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Interim Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 2.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Interim Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be acceptable to Fannie Mae, Freddie Mac or GNMA, as applicable. Upon the request of the Purchaser, the Interim Servicer shall cause to be delivered to such Purchaser a certified true copy of such fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

            Section 2.13 Inspections.

            The Interim Servicer shall inspect the Mortgaged Property in accordance with Accepted Servicing Practices to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Interim Servicer immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Interim Servicer shall keep a written report of each such inspection.

            Section 2.14 Restoration of Mortgaged Property.

            The Interim Servicer need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices and the terms of this Agreement. At a minimum, the Interim Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

            (i) the Interim Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

            (ii) the Interim Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

            (iii) the Interim Servicer shall verify that the Mortgage Loan is not in default; and

            (iv) pending repairs or restoration, the Interim Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

            If the Purchaser is named as an additional loss payee, the Interim Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

            Section 2.15 Maintenance of PMI Policy; Claims.

            (a) With respect to each Mortgage Loan with a LTV in excess of 80%, the Interim Servicer shall, in accordance with state and federal laws and without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 75% (or such other percentage as stated in the related Purchase Price and Terms Agreement) of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Interim Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level. If the insurer shall cease to be a Qualified Insurer, the Interim Servicer shall determine whether recoveries under the PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Interim Servicer shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Interim Servicer determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Interim Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Interim Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to
Section 2.01, the Interim Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Interim Servicer shall obtain a replacement PMI Policy as provided above.

            (b) In connection with its activities as servicer, the Interim Servicer agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 2.04, any amounts collected by the Interim Servicer under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 2.05.

            (c) Purchaser, in its sole discretion, at any time, may (i) either obtain an additional PMI Policy on any Mortgage Loan which already has a PMI Policy in place, or (ii) obtain a PMI Policy for any Mortgage Loan which does not already have a PMI Policy in place. In any event, the Interim Servicer agrees to administer such PMI Policies in accordance with the Agreement or any Reconstitution Agreement.

            Section 2.16 Title, Management and Disposition of REO Property.

            In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Interim Servicer or its designee on behalf of the Purchaser, or in the event the Purchaser or its designee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be issued in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Interim Servicer from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the Purchaser.

            The Interim Servicer shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Interim Servicer, either itself or through an agent selected by the Interim Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Interim Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Interim Servicer deems to be in the best interest of the Purchaser and if an election is or is to be made to treat the arrangement under which any Mortgage Loan and any REO Property are held as a real estate mortgage investment conduit within the meaning of Section 860D of the Code (a "REMIC"), the Interim Servicer shall service each such Mortgage Loan and REO Property in a manner which does not cause the REMIC to fail to qualify as a REMIC or result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code, the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code and the tax on "net income from foreclosure property" as set forth in Section 860G(c) of the Code).

            The Interim Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Interim Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year (but in no event in excess of three years) is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Interim Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Interim Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Interim Servicer and Purchaser shall be entered into with respect to such purchase money mortgage.

            The Interim Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

            The disposition of REO Property shall be carried out by the Interim Servicer at such price, and upon such terms and conditions, as the Interim Servicer deems to be in the best interests of the Purchaser and provided the sales price and related terms and conditions are results of arm's-length negotiation. No REO disposition shall be effected without the prior written consent of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Interim Servicer shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 3.03, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

            With respect to each REO Property, the Interim Servicer shall hold all funds collected and received in connection with the operation of the REO Property in the Custodial Account. The Interim Servicer shall cause to be deposited on a daily basis upon the receipt thereof in each Custodial Account all revenues received with respect to the conservation and disposition of the related REO Property. The Interim Servicer shall withdraw the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 2.10 and the fees of any managing agent acting on behalf of the Interim Servicer or the Interim Servicer itself. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Interim Servicer shall make monthly distributions on each Remittance Date to the Purchaser of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in the Section 2.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

            Notwithstanding the foregoing, at any time and from time to time, the Purchaser may at its election terminate this Agreement with respect to one or more REO Properties as provided by Section 10.02.

            Section 2.17 Real Estate Owned Reports.

            Together with the statement furnished pursuant to Section 3.02, the Interim Servicer shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Interim Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

            Section 2.18 Liquidation Reports.

            Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Interim Servicer on behalf of the Purchaser pursuant to a deed in lieu of foreclosure, the Interim Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

            Section 2.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

            Following the foreclosure sale or abandonment of any Mortgaged Property, the Interim Servicer shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code or any successor provision thereto.

            Section 2.20 Notification of Adjustments

            On each Adjustment Date, the Interim Servicer shall make interest rate adjustments for each Mortgage Loan in compliance with the applicable law and requirements of the related Mortgage and Mortgage Note. If, pursuant to the terms of the Mortgage Note, a new index is selected for determining the Mortgage Interest Rate, such index will be used with respect to each Mortgage Note which requires a new index to be selected, provided that such selection does not conflict with the terms of the related Mortgage and Mortgage Note. The Interim Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Interim Servicer also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments and the Interim Servicer's methods of implementing such interest rate adjustments. Upon the discovery by the Interim Servicer or the Purchaser that the Interim Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Interim Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

            Section 2.21 Transfer of Servicing.

            (a) On or prior to the applicable Transfer Date, the Interim Servicer shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

            (A) Notice to Mortgagors. The Interim Servicer shall mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990; provided, however, that the content and format of the letter shall have the prior approval of the Purchaser. The Interim Servicer shall provide the Purchaser with copies of all such related notices no later than the related Transfer Date.

            (B) Notice to Taxing Authorities and Insurance Companies. The Interim Servicer shall transmit to the applicable taxing authorities and insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices, tax bills and insurance statements, as the case may be, to the Purchaser or its designee from and after the related Transfer Date. The Interim Servicer shall provide the Purchaser with copies of all such notices no later than the related Transfer Date.

            (C) Delivery of Servicing Records. The Interim Servicer shall forward to the Purchaser, or its designee, all servicing records and the Servicing File in the Interim Servicer's possession relating to each related Mortgage Loan.

            (D) Escrow Payments. The Interim Servicer shall provide the Purchaser, or its designee, with immediately available funds by wire transfer an amount equal to the net Escrow Payments and suspense balances and all loss draft balances associated with the related Mortgage Loans. The Interim Servicer shall provide the Purchaser with an accounting statement, in electronic format acceptable to the Purchaser in its sole discretion, of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts related to the Mortgage Loans. Additionally, the Interim Servicer shall wire transfer to the Purchaser the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Interim Servicer.

            (E) Payoffs and Assumptions. The Interim Servicer shall provide to the Purchaser, or its designee, copies of all assumption and payoff statements generated by the Interim Servicer on the related Mortgage Loans from the related Cut-off Date to the related Transfer Date.

            (F) Mortgage Payments Received Prior to Transfer Date. Prior to the related Transfer Date all payments received by the Interim Servicer on each related Mortgage Loan shall be properly applied by the Interim Servicer to the account of each related Mortgagor.

            (G) Mortgage Payments Received after Transfer Date. The amount of any related Monthly Payments received by the Interim Servicer after the related Transfer Date shall be forwarded to the Purchaser by overnight mail on the date of receipt or by wire transfer on the next succeeding Business Day. The Interim Servicer shall notify the Purchaser of the particulars of the payments, which notification requirement shall be satisfied if the Interim Servicer forwards with its payment sufficient information to permit appropriate processing of the payment by the Purchaser. The Interim Servicer shall assume full responsibility for the necessary and appropriate legal application of such Monthly Payments received by the Interim Servicer after the related Transfer Date with respect to related Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Purchaser with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions and the Interim Servicer shall comply with the foregoing requirements with respect to all Monthly Payments received by the Interim Servicer after the related Transfer Date.

            (H) Misapplied Payments. Misapplied payments shall be processed as follows:

                  1. All parties shall cooperate in correcting misapplication errors;

                  2. The party receiving notice of a misapplied payment occurring prior to the related Transfer Date and discovered after such Transfer Date shall immediately notify the other party;

                  3. If a misapplied payment which occurred prior to the related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, the Interim Servicer shall be liable for the amount of such shortage. The Interim Servicer shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Purchaser;

                  4. If a misapplied payment which occurred prior to the related Transfer Date caused the purchase price to be incorrectly calculated as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five (5) Business Days after notice thereof by the other party; and

                  5. Any check issued under the provisions of this Section 2.21(H) shall be accompanied by a statement indicating the corresponding Interim Servicer and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

            (I) Books and Records. On the related Transfer Date, the books, records and accounts of the Interim Servicer with respect to the related Mortgage Loans shall be delivered in accordance with all applicable Purchaser requirements.

            (J) Reconciliation. The Interim Servicer shall, on or before the related Transfer Date, reconcile principal balances and make any monetary adjustments required by the Purchaser. Any such monetary adjustments will be transferred between the Interim Servicer and the Purchaser as appropriate.

            (K) IRS Forms. The Interim Servicer shall or shall file all IRS forms 1099, 1099A, 1098 or 1041 and K-1 which are required to be filed on or before the related Transfer Date in relation to the servicing and ownership of the related Mortgage Loans. The Interim Servicer shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Interim Servicer's failure to comply with this paragraph.

            Except as otherwise provided in this Agreement, on the related Transfer Date for each Mortgage Loan, this Agreement, except for Articles VI, VIII, IX and X which shall survive the related Transfer Date, shall terminate with respect to such Mortgage Loan.

            (b) Mortgage Loans in Foreclosure. The servicing with respect to Mortgage Loans in foreclosure or in bankruptcy on or before the related Transfer Date shall not be transferred from the Interim Servicer to the Purchaser or the successor servicer, as the case may be, and such Mortgage Loans shall continue to be serviced by the Interim Servicer pursuant to the terms of this Agreement. However, if the Purchaser so elects, the Purchaser may waive the provisions of this paragraph (b) and accept transfer of servicing of such Mortgage Loans and all amounts received by the Interim Servicer thereunder.

            (c) Servicing Advances. Notwithstanding the fact that the related Transfer Date has occurred, the Interim Servicer shall not be reimbursed for any Servicing Advances in relation to any Mortgage Loan until the Interim Servicer or the successor servicer receives a Monthly Payment, or Liquidation Proceeds or any recoveries from the related Mortgagor or any other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) in relation to such Mortgage Loan. At such time, the Interim Servicer shall be entitled to be reimbursed for all unreimbursed Servicing Advances with respect to such Mortgage Loan on a first priority basis from any such payments or recoveries received with respect to such Mortgage Loan. This Section 2.21(c) shall survive each Transfer Date.

            Section 2.22 Fair Credit Reporting Act.

            For each Mortgage Loan, the Interim Servicer shall furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files, to Equifax, Experian, and Trans Union Credit Information Company, or their successors, on a monthly basis. The Interim Servicer shall provide evidence of such monthly reporting to the Purchaser upon request.

                                 ARTICLE III

                             PAYMENTS TO PURCHASER

            Section 3.01 Remittances.

            On each Remittance Date the Interim Servicer shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05), plus (b) all amounts, if any, which the Interim Servicer is obligated to distribute pursuant to Section 3.03, minus
(c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 2.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

            With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Interim Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the

Custodial Account by the Interim Servicer on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Interim Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Interim Servicer.

            Section 3.02 Statements to Purchaser.

            Not later than the 5th Business Day of each month (or if such 5th day is not a Business Day, the Business Day next succeeding such 5th day), the Interim Servicer shall furnish to the Purchaser in electronic form monthly reports in the form of standard ALLTEL reports in "Microsoft Excel" format with respect to the Mortgage Loans and the period from but including the first day of the preceding calendar month through but excluding the first day of such month.

            In addition, the Interim Servicer shall provide each Purchaser with such information as any Purchaser may reasonably request from time to time concerning the Mortgage Loans as is necessary for such Purchaser to prepare its federal income tax return and any and all other tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.

            Section 3.03 Advances by Interim Servicer.

            Except as otherwise provided herein, the Interim Servicer shall be entitled to first priority reimbursement pursuant to Section 2.05 hereof for Servicing Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

                                  ARTICLE IV

                         GENERAL SERVICING PROCEDURES

            Section 4.01 Transfers of Mortgaged Property.

            The Interim Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Interim Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Interim Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy, if any.

            If the Interim Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Interim Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Interim Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Interim Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Interim Servicer for entering into an assumption agreement, such fee will be retained by the Interim Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

            To the extent that any Mortgage Loan is assumable, the Interim Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loan. If the credit of the proposed transferee does not meet such underwriting criteria, the Interim Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

            Section 4.02 Satisfaction of Mortgages and Release of Mortgage
Files.

            Upon the payment in full of any Mortgage Loan, or the receipt by the Interim Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Interim Servicer shall notify the Purchaser in the monthly reports as provided in Section 3.02, and may request the release of any Mortgage Loan Documents. In connection with any such prepayment in full, the Interim Servicer shall comply with all applicable laws regarding satisfaction, release or reconveyance with respect to the Mortgage.

            If the Interim Servicer satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Interim Servicer otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Interim Servicer shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Interim Servicer shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 2.12 insuring the Interim Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

            Section 4.03 Servicing Compensation.

            As compensation for its services hereunder, the Interim Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be pro rated for any portion of a month during which the Mortgage Loan is serviced pursuant to this Agreement. In addition, the Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Interim Servicer. The Interim Servicer recognizes that to the extent it does not recover all accrued but unpaid Servicing Fees under Section 4.03, the Purchaser shall not have any liability with respect to such shortfalls.

            Additional servicing compensation in the form of assumption fees and Ancillary Income shall be retained by the Interim Servicer to the extent not required to be deposited in the Custodial Account. The Interim Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

            Section 4.04 Annual Statement as to Compliance.

            The Interim Servicer shall deliver to the Purchaser, on or prior to March 1st of each year beginning March 1, 2006, and on the first Transfer Date, an Officer's Certificate, stating that (i) a review of the activities of the Interim Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) the Interim Servicer has complied fully with the provisions of this Agreement, and (iii) to the best of such officer's knowledge, based on such review, the Interim Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Interim Servicer to cure such default.

            Section 4.05 Annual Independent Public Accountants' Servicing
Report.

            On or before March 1st of each year beginning March 1, 2006, the Interim Servicer, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of this Agreement have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

            Section 4.06 Right to Examine Interim Servicer Records.

            The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Interim Servicer, whether held by the Interim Servicer or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

            Section 4.07 Books and Records

            The Interim Servicer shall maintain with respect to each Mortgage Loan, and shall make available for inspection by any Purchaser or its designee, the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan governed by this Agreement and thereafter in accordance with applicable laws and regulations.

            The Interim Servicer shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Interim Servicer shall note transfers of Mortgage Loans. For the purposes of this Agreement, the Interim Servicer shall be under no obligation to deal with any person with respect to this Agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may sell and transfer one or more of the Mortgage Loans, provided, however, with respect to each Mortgage Loan Package (excluding any delinquent Mortgage Loans), in no event shall there be more than six Persons, unless otherwise set forth in the Purchase Price and Terms Agreement or the related Assignment and Conveyance, at any given time having the status of "Purchaser" hereunder. The Purchaser also shall advise the Interim Servicer of the transfer. Upon receipt of notice of the transfer, the Interim Servicer shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

            Section 4.08 Delivery of Documents

            The Interim Servicer shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 2.01 or 4.01 within one week of their execution, provided, however, that the Interim Servicer shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

            Section 4.09 Compliance with Gramm-Leach-Bliley Act of 1999.

            With respect to each Mortgage Loan and the related Mortgagor, the Interim Servicer shall comply with Title V of the Gramm-Leach-Bliley Act of 1999 and all applicable regulations promulgated thereunder, and shall provide all notices required thereunder.

                                  ARTICLE V

                        REPRESENTATIONS AND WARRANTIES;
                              REMEDIES AND BREACH

            Section 5.01 Interim Servicer Representations and Warranties.

            The Interim Servicer represents and warrants to the Purchaser that as of the related Closing Date or as of such date specifically provided herein:

            (a) Due Organization and Authority. The Interim Servicer is a federal savings association, validly existing, and in good standing under the laws of its jurisdiction of organization or formation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in the states where the Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Interim Servicer. The Interim Servicer has corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by the Interim Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement has been duly executed and delivered and constitutes the valid, legal, binding and enforceable obligation of the Interim Servicer, except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the Interim Servicer to make this Agreement valid and binding upon the Interim Servicer in accordance with its terms;

            (b) No Consent Required. No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the Interim Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the related Closing Date, be obtained;

            (c) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Interim Servicer.

            (d) No Conflicts. Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Interim Servicer's charter or by-laws or any legal restriction or any agreement or instrument to which the Interim Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Interim Servicer or its property is subject, or result in the creation or imposition of any lien, charge or encumbrance that would have an adverse effect upon any of its properties pursuant to the terms of any mortgage, contract, deed of trust or other instrument, or impair the ability of the Purchaser to realize on the Mortgage Loans, impair the value of the Mortgage Loans, or impair the ability of the Purchaser to realize the full amount of any insurance benefits accruing pursuant to this Agreement;

            (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Interim Servicer, before any court, administrative agency or other tribunal asserting the invalidity of this Agreement, seeking to prevent the consummation of any of the transactions contemplated by this Agreement or which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Interim Servicer, or in any material impairment of the right or ability of the Interim Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Interim Servicer, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Interim Servicer contemplated herein, or which would be likely to impair materially the ability of the Interim Servicer to perform under the terms of this Agreement;

            (f) Ability to Perform. The Interim Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

            (g) Anti-Money Laundering Laws. The Interim Servicer has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Interim Servicer has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws;

            (h) Financial Statements. The Interim Servicer has delivered to the Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position for each of such periods and the financial position at the end of each such period of the Interim Servicer and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. In addition, the Interim Servicer has delivered information as to its loan gain and loss experience in respect of foreclosures and its loan delinquency experience for the immediately preceding three-year period, in each case with respect to mortgage loans owned by it and such mortgage loans serviced for others during such period, and all such information so delivered shall be true and correct in all material respects. There has been no change in the business, operations, financial condition, properties or assets of the Interim Servicer since the date of the Interim Servicer's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement. The Interim Servicer has completed any forms requested by the Purchaser in a timely manner and in accordance with the provided instructions;

            (i) Ability to Service. The Interim Servicer is an approved Interim Servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Interim Servicer is in good standing to service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Interim Servicer unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

            (j) Reasonable Servicing Fee. The Interim Servicer acknowledges and agrees that the Servicing Fee, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Interim Servicer, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

            (k) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or any Reconstitution Agreement or in connection with the transactions contemplated hereby including any Securitization Transfer or Whole Loan Transfer contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading;


                                  ARTICLE VI

                   AGENCY TRANSFER; SECURITIZATION TRANSFER

            Section 6.01 Removal of Mortgage Loans from Inclusion Under this Agreement Upon an Agency Transfer, Whole-Loan Transfer or a Securitization Transfer on One or More Reconstitution Dates.

            The Purchaser and the Interim Servicer agree that with respect to some or all of the Mortgage Loans, from time to time, the Purchaser may:

            (1) Effect an Agency Transfer, and/or

            (2) Effect a Whole Loan Transfer, and/or

            (3) Effect a Securitization Transfer,

(each a "Sale") in each case retaining the Interim Servicer as the servicer thereof, or as applicable the "seller/servicer."

            Unless otherwise agreed to between the Purchaser and the Interim Servicer, the Purchaser shall give the Interim Servicer 15 days notice of any Sale. The Interim Servicer shall cooperate with the Purchaser in connection with each Sale in accordance with this Section 6.01. In connection therewith the Interim Servicer shall:

                  (a) cooperate fully with the Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures;

                  (b) make all representations and warranties with respect to the Mortgage Loans as of the earlier of the Transfer Date and the related Closing Date as applicable and with respect to the Interim Servicer itself as of the earlier of the Transfer Date and the closing date of each Sale;

                  (c) negotiate in good faith and execute any Reconstitution Agreements required by Purchaser to effectuate the foregoing provided such agreements create no greater obligation or cost on the part of the Interim Servicer than otherwise set forth in this Agreement;

                  (d) represent to the Purchaser, the depositor, the trustee, and the initial purchaser of the securities issued in connection with any Sale that: (1) that the Interim Servicer has serviced the Mortgage Loans on an "actual/actual" basis in accordance with the terms of this Agreement, and has otherwise complied with all covenants and obligations hereunder, and (2) that the Interim Servicer has taken no action that would, nor omitted to take any required action the omission of which would, have the effect of impairing the mortgage insurance or guarantee on the Mortgage Loans. The Interim Servicer also agrees to represent the accuracy of any information provided to the Purchaser by the Interim Servicer for inclusion in any prospectus supplement, offering memorandum or term sheet prepare in connection with any Sale;

                  (e) deliver an opinion of counsel (which can be an opinion of in-house counsel to the Interim Servicer) reasonably acceptable to the Purchaser; provided that any out-of-pocket, third party expenses incurred by the Interim Servicer in connection with the foregoing shall be paid by the Purchaser; and

                  (f) provide as applicable:

                        (i) any and all information and appropriate verification of information which may be reasonably available to the Interim Servicer, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall request;

                        (ii) (x) the Annual Certification executed by a senior officer of the Interim Servicer responsible for the servicing of the Mortgage Loans; and (y) such additional statements, certificates or other similar documents of the Interim Servicer or reports from the Interim Servicer's accountants in connection with a Securitization Transfer and in substance as required by applicable law; and

                        (iii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, financial description of the Interim Servicer as servicer for inclusion in any offering memorandum to be distributed to potential investors in connection with a Sale with respect to the Mortgage Loans, and certificates of public officials or officers of the Interim Servicer as are reasonably believed necessary by the trustee, any Rating Agency, the Purchaser, as the case may be, in connection with such Sale. The Purchaser shall pay all third party costs associated with the preparation of such information. The Interim

      Servicer shall execute any Reconstitution Agreements required within a reasonable period of time after receipt of such Reconstitution Agreements which time shall be sufficient for the Interim Servicer and it's counsel to review such Reconstitution Agreements. Under this Agreement, the Interim Servicer shall retain a servicing fee at a rate per annum equal to no less than 0.25% per Mortgage Loan.

            The Interim Servicer shall indemnify the Purchaser, each affiliate designated by the Purchaser and each Person who controls the Purchaser or such affiliate and each underwriter or placement agent participating in any sale and hold each of them harmless from and against any losses, damages, liabilities, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that each of them may sustain in any way related to any false statements or omissions or alleged or true statement or omission with respect to information provided by or on behalf of the Interim Servicer regarding the Interim Servicer, the Interim Servicer's servicing practices or performance, the Mortgage Loans or the Underwriting Guidelines set forth in any offering document prepared in connection with any Reconstitution. If such indemnification is not available, the Interim Servicer shall contribute to such losses, damages, liabilities, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses in proportion to the Interim Servicer's relative benefit and fault, in which case the relative benefit for the Interim Servicer, and the persons related thereto, will be measured relative to the Purchase Price and the relative benefit of the Purchaser and the persons related thereto, will be measured relative to the underwriting discount received in connection with the Whole Loan Transfer and/or Securitization Transfer. But, in no event shall the Interim Servicer be obligated to any greater extent under a Reconstitution Agreement than it is under this Agreement. For purposes of this section, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were defined "Purchasers" under this Agreement.

            In the event the Purchaser has elected to have the Interim Servicer hold record title to the Mortgages, prior to a Reconstitution Date the Interim Servicer or its designee shall prepare an Assignment of Mortgage in blank from the Interim Servicer, acceptable to Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, for each Mortgage Loan that is part of a Sale and shall pay all preparation and recording costs associated therewith. The Interim Servicer shall execute each Assignment of Mortgage, track such Assignments of Mortgage to ensure they have been recorded and deliver them as required by Fannie Mae, Freddie Mac, the trustee or such third party, as the case may be, upon the Interim Servicer's receipt thereof. Additionally, the Interim Servicer shall prepare and execute, at the direction of the Purchaser, any note endorsements in connection with any and all Reconstitution Agreements.

            All Mortgage Loans purchased on a servicing released basis by the Purchaser and not sold or transferred pursuant to a Sale and any Mortgage Loans and repurchased by the Purchaser pursuant to the Purchase Agreement, shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

            Unless otherwise agreed to between the Interim Servicer and the Purchaser, with respect to any Mortgage Loan Package, the Interim Servicer will not be obligated to enter into any Reconstitution Agreement in connection with a Securitization Transfer or Agency Transfer in excess of any express restrictions set forth in the related Assignment and Conveyance and related Purchase Price and Terms Agreement.

            With respect to any Mortgage Loans sold in a Securitization Transfer where the Interim Servicer is the servicer, the Interim Servicer agrees that on or before March 1st each year beginning the calendar year after the related Securitization Transfer occurs, to deliver to the depositor and the trustee, and their officers, directors and affiliates, a certification in the form attached as Exhibit M hereto, executed by the senior officer in charge of servicing at the Interim Servicer for use in connection with any Form 10-K to be filed with the Securities and Exchange Commission with respect to the securitization trust. The obligation to provide such certification will terminate to the extent the securitization trust's obligation to file reports under the Securities Exchange Act of 1934, as amended, terminates. The Interim Servicer shall indemnify and hold harmless the depositor, the trustee and their respective officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Interim Servicer's obligations under this paragraph or the Interim Servicer's material misstatement or omission, bad faith or willful misconduct in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the indemnified party, then the Interim Servicer agrees that it shall contribute to the amount paid or payable by the depositor and/or the trustee as a result of the losses, claims, damages or liabilities of the depositor and/or the trustee in such proportion as is appropriate to reflect the relative fault of the depositor or the trustee, as the case may be, on the one hand and the Interim Servicer on the other in connection with a breach of the Interim Servicer's obligations under this paragraph or the Interim Servicer's negligence, bad faith or willful misconduct in connection therewith.

            Notwithstanding any provisions of this Agreement to the contrary, all Mortgage Loans sold or transferred to Fannie Mae or Freddie Mac shall be serviced in accordance with the Servicing Guides, as the same may be amended from time to time. The Interim Servicer further agrees that it will service the related Mortgage Loans in accordance with the terms of any Fannie Mae or Freddie Mac requirements which are in addition to those set forth in the Servicing Guides. The Interim Servicer acknowledges that the Purchaser may from to time sell or transfer certain of the Mortgage Loans to Fannie Mae and/ or Freddie Mac or deliver certain securities secured by the Mortgage Loans to Fannie Mae or Freddie Mac to be guaranteed. In the event such sale or delivery occurs, the Interim Servicer agrees that it shall deliver to Fannie Mae, Freddie Mac, FHA, or VA, as applicable, all reports, certificates, and other documentation required by each such agency and that it shall remit to Fannie Mae or Freddie Mac, as applicable, all amounts required to be remitted in accordance such agency's guaranty program. The Purchaser and the Interim Servicer agree that any Mortgage Loans sold by the Purchaser to Fannie Mae, will be managed in accordance with the Process Guidelines set forth in Exhibit G hereto. The Interim Servicer acknowledges that the requirements of the Process Guidelines are in addition to the Interim Servicer's obligations to service the Loans in accordance with the Servicing Guides and Accepted Servicing Practices. All Mortgage Loans not sold or transferred pursuant to Whole Loan Transfers or Securitization Transfers shall remain subject to this

Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

                                 ARTICLE VII

                         INTERIM SERVICER TO COOPERATE

            Section 7.01 Provision of Information.

            During the term of this Agreement, the Interim Servicer shall furnish to the Purchaser such periodic, special, or other reports or information and copies or originals of any documents contained in the Servicing File for each Mortgage Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser, any regulatory requirement pertaining to the Purchaser or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give. Any special reports or information delivered shall be at the Purchaser's expense.

            The Interim Servicer shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

            Section 7.02 Financial Statements; Servicing Facility.

            In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Interim Servicer for the most recently completed five fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. Purchaser shall not make such statement available to any prospective Purchaser unless such prospective Purchaser has signed a confidentiality agreement with respect to the information provided with respect to Interim Servicer unless already publicly available. The Interim Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Interim Servicer (and are available upon request to members or stockholders of the Interim Servicer or to the public at large). If it has not already done so, the Interim Servicer shall furnish promptly to the Purchaser copies of the statement specified above.

            The Interim Servicer also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Interim Servicer or the financial statements of the Interim Servicer, and to permit any prospective Purchaser to inspect the Interim Servicer's servicing facilities for the purpose of satisfying such prospective Purchaser that the Interim Servicer have the ability to service the Mortgage Loans as provided in this Agreement.

                                 ARTICLE VIII

                             THE INTERIM SERVICER

            Section 8.01 Indemnification; Third Party Claims.

            (a) Breaches of Representations and Warranties. The Interim Servicer agrees to indemnify the Purchaser and any successor servicer and each of their present and former officers, directors, representatives, agents and affiliates and hold them harmless from and against any and all claims, losses, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to any assertion based on, grounded upon or resulting from a breach of any of the Interim Servicer's representations, warranties or covenants contained herein. The Interim Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Purchaser and with counsel reasonably satisfactory to the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim but failure to so notify the Purchaser shall not limit its obligations hereunder. The Interim Servicer agrees that it will not enter into any settlement of any such claim without the consent of the Purchaser unless such settlement includes an unconditional release of the Purchaser from all liability that is the subject matter of such claim. In addition to the obligations of the Interim Servicer set forth in this Section 8.01(a), the Purchaser may pursue any and all remedies otherwise available at law or in equity, including, but not limited to, the right to seek damages. The provisions of this Section 89.01(a) shall survive any Sale of the Mortgage Loans or termination of this Agreement.

            (b) Interim Servicing. The Interim Servicer shall indemnify the Purchaser and any successor servicer and each of their present and former officers, directors, representatives, agents and affiliates and hold them harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including, but not limited to reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Interim Servicer to (a) perform its duties, obligations, covenants, agreements, warranties or representations contained in this agreement or service the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 6.01, (b) comply with applicable law or (c) cooperate fully with the Purchaser in effecting any transfer of Servicing. The Interim Servicer immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, shall promptly notify Fannie Mae, Freddie Mac, or the trustee with respect to any claim made by a third party with respect to any Reconstitution Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Interim Servicer shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Interim Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of the Interim

Servicer to (a) service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement, and/or (b) comply with applicable law.

            For purposes of this Section 8.01, "Purchaser" shall mean the Person then acting as the Purchaser under this Agreement and any and all Persons who previously were Purchasers under this Agreement.

            Section 8.02 Merger or Consolidation of the Interim Servicer.

            The Interim Servicer shall keep in full effect its existence, rights and franchises as a federally chartered thrift institution, and shall obtain and preserve its qualification to do business as a federally chartered thrift institution in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

            Any person into which the Interim Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Interim Servicer shall be a party, or any Person succeeding to the business of the Interim Servicer, shall be the successor of the Interim Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that in the event that such successor servicer is not acceptable to the Purchaser in its sole discretion, the Purchaser shall have the right to terminate the successor servicer's rights under this servicing agreement without payment of any Termination Fee.

            Section 8.03 Limitation on Liability of Interim Servicer and
Others.

            Neither the Interim Servicer nor any of the directors, officers, employees or agents of the Interim Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Interim Servicer or any such person against any Breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. Nothing in this provision shall protect the Interim Servicer against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of the obligations or duties hereunder. The Interim Servicer and any director, officer, employee or agent of the Interim Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Interim Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Interim Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Interim Servicer shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action except when such expenses and costs are subject to the Interim Servicer's indemnification under this Agreement.

            Section 8.04 Limitation on Resignation and Assignment by Interim Servicer.

            The Purchaser has entered into this Agreement with the Interim Servicer and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Interim Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Interim Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall not be unreasonably withheld.

            The Interim Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Interim Servicer and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Interim Servicer. Any such determination permitting the resignation of the Interim Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Interim Servicer's responsibilities and obligations hereunder in the manner provided in Section 11.01.

            Without in any way limiting the generality of this Section 8.04, in the event that the Interim Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 9.01, without any payment of any penalty or damages and without any liability whatsoever to the Interim Servicer or any third party.

                                  ARTICLE IX

                                    DEFAULT

            Section 9.01 Events of Default.

            Each of the following shall constitute an Event of Default on the part of the Interim Servicer:

            (i) any failure by the Interim Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement or in the Custodial Agreement which continues unremedied for a period of two days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Interim Servicer by the Purchaser; or

            (ii) failure by the Interim Servicer duly to observe or perform in any material respect any other of the covenants, obligations or agreements on the part of the Interim Servicer set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Interim Servicer by the Purchaser; or

            (iii) failure by the Interim Servicer to maintain its license to do business in any jurisdiction where the Mortgage Property is located; or

            (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Interim Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (v) the Interim Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Interim Servicer or of or relating to all or substantially all of its property; or

            (vi) the Interim Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

            (vii) the Interim Servicer ceases to meet the qualifications of a Fannie Mae, Freddie Mac, GNMA or VA servicer, as applicable; or

            (viii) the Interim Servicer fails to maintain a minimum net worth of $25,000,000; or

            (ix) the Interim Servicer fails to maintain any required license to do business or to service residential mortgage loans in any jurisdiction where the Mortgaged Properties are located; or

            (x) the Interim Servicer attempts to assign its right to servicing compensation hereunder or the Interim Servicer attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 8.04.

            If the Interim Servicer obtains knowledge of an Event of Default, the Interim Servicer shall notify the Purchaser. In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Interim Servicer, may terminate all the rights and obligations of the Interim Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof.

            Upon receipt by the Interim Servicer of such written notice, all authority and power of the Interim Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 10.01. Upon written request from any Purchaser, the Interim Servicer shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Interim Servicer's sole expense. The Interim Servicer shall cooperate with the Purchaser and such successor in effecting the termination of the Interim Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Interim Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

            Section 9.02 Waiver of Defaults.

            By a written notice, the Purchaser may waive any default by the Interim Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE X

                                  TERMINATION

            Section 10.01 Termination.

            This Agreement shall terminate upon either: (i) such Transfer Date as the Purchaser shall inform the Interim Servicer by providing written notice to the Interim Servicer at least 30 days prior to the related Transfer Date of its intent to transfer the servicing of the related Mortgage Loans from the Interim Servicer on the related Transfer Date, provided that, in any event, the Interim Servicer shall be given timely notice to allow the Interim Servicer to notify the related mortgagors of the transfer of servicing in accordance with the requirements of the RESPA and the Cranston Gonzalez National Affordable Housing Act of 1990, as amended, and provided further that, the Transfer Date with respect to a Mortgage Loan shall be no later than 6 months, unless otherwise agreed to by both parties from and after the related Closing Date, unless otherwise agreed upon by the Purchaser and the Interim Servicer; or (ii) mutual consent of the Interim Servicer and the Purchaser in writing. Upon written request from the Purchaser in connection with any such termination, the Interim Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage

Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Interim Servicer's sole expense. The Interim Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Interim Servicer's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Interim Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

            Section 10.02 Termination Without Cause.

            The Purchaser may terminate, at its sole option, any rights the Interim Servicer may have hereunder, without cause, upon sixty days notice or as provided in this Section 10.02. Any such notice of termination shall be in writing and delivered to the Interim Servicer by registered mail as provided in Section 11.05. The Purchaser and the Interim Servicer shall comply with the termination procedures set forth in Section 11.01 hereof.

            Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 91 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property without payment of a termination fee therefor, upon 15 days' written notice to the Interim Servicer, provided, that upon termination of the Agreement with respect to such Delinquent Mortgage Loan or REO Property, the Purchaser shall reimburse the Interim Servicer for all outstanding Servicing Advances or Servicing Fees.

            Section 10.03 Agency Suspension.

            Should the Interim Servicer at any time during the term of this Agreement have its right to service temporarily or permanently suspended by Fannie Mae or Freddie Mac or otherwise cease to be an approved servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, then the Purchase may immediately terminate this Agreement and accelerate performance of the provisions of the Purchase Agreement to require immediate transfer of the Servicing Rights.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

            Section 11.01 Successor to Interim Servicer.

            Prior to termination of the Interim Servicer's responsibilities and duties under this Agreement pursuant to Sections 8.04, 9.01, 10.01 or pursuant to Section 10.02 after the 90 day period has expired, the Purchaser shall, (i) succeed to and assume all of the Interim Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) through (iii) of Section 8.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the

Interim Servicer under this Agreement prior to the termination of Interim Servicer's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Interim Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Interim Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Interim Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 11.01.

            Any successor appointed as provided herein shall execute, acknowledge and deliver to the Interim Servicer and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 5.01, except for subsections (b), (f) and (k) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Interim Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Interim Servicer or termination of this Agreement pursuant to Section 8.04, 9.01, 10.01 or 10.02 shall not affect any claims that any Purchaser may have against the Interim Servicer arising out of the Interim Servicer's actions or failure to act prior to any such termination or resignation.

            The Interim Servicer shall deliver promptly to the successor servicer the Funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Interim Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Interim Servicer.

            Upon a successor's acceptance of appointment as such, the Interim Servicer shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 11.05.

            Section 11.02 Amendment.

            This Agreement may be amended from time to time by the Interim Servicer and the Purchaser by written agreement signed by the Interim Servicer and the Purchaser.

            Section 11.03 Governing Law; Jurisdiction; Consent to Service of Process.

            THIS AGREEMENT SHALL BE DEEMED IN EFFECT WHEN A FULLY EXECUTED COUNTERPART THEREOF IS RECEIVED BY THE PURCHASER IN THE STATE OF NEW YORK AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS

CHOICE OF LAW RULES AND PRINCIPLES. EACH OF THE PURCHASER AND THE INTERIM SERVICER IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

            Section 11.04 Duration of Agreement.

            This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser. Notwithstanding any such termination or the occurrence of an Event of Default, all of the representations and warranties and covenants hereunder shall continue and survive. The obligations of Interim Servicer under Sections 6.01 and 8.01 shall survive the termination of this Agreement.

            Section 11.05 Notices.

            All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

                (i)   if to the Interim Servicer:
                      EverBank
                      8100 Nations Way
                      Jacksonville, Florida 32256

            or such other address as may hereafter be furnished to the Purchaser in writing by the Interim Servicer;

               (ii)   if to Purchaser:

                      Morgan Stanley Mortgage Capital Inc.
                      1633 Broadway
                      New York, NY 10019
                      Attn:  Whole Loan Operations Manager

            Section 11.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 11.07 Relationship of Parties.

            Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Interim Servicer shall be rendered as an independent contractor and not as agent for the Purchaser.

            Section 11.08 Execution; Successors and Assigns.

            This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Interim Servicer and the Purchaser and their respective successors and assigns.

            Section 11.09 Recordation of Assignments of Mortgage.

            To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Interim Servicer's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

            Section 11.10 Assignment by Purchaser.

            The Purchaser shall have the right, without the consent of the Interim Servicer but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

            Section 11.11 No Personal Solicitation.

            From and after the related Closing Date, the Interim Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Interim Servicer's behalf, to personally, by telephone or mail (electronic means or otherwise), solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the Interim Servicer shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Interim Servicer or any affiliate of the Interim Servicer which are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, or the Interim Servicer's customer portfolio, and newspaper, radio and television advertisements shall not constitute solicitation under this Section 11.11

            Section 11.12 Waiver of Trial by Jury.

            THE INTERIM SERVICER AND THE PURCHASER EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT.

            IN WITNESS WHEREOF, the Interim Servicer and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                      MORGAN STANLEY MORTGAGE CAPITAL INC.


                                      By: ____________________________________

                                      Name: __________________________________

                                      Title: _________________________________



                                      EVERBANK

                                      By: ____________________________________

                                      Name: __________________________________

                                      Title: _________________________________

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


            On the __ day of ________, 2005 before me, a Notary Public in and for said State, personally appeared ________, known to me to be ______________________________ of Morgan Stanley Mortgage Capital Inc., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.



                                     ------------------------------------------
                                     Notary Public


                                     My Commission expires ____________________

STATE OF FLORIDA   )
                   ) ss.:
COUNTY OF FLORIDA  )


            On the __ day of _______, 2005 before me, a Notary Public in and for said State, personally appeared __________, known to me to be ______________ of EverBank, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

            IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.



                                     ------------------------------------------
                                     Notary Public


                                     My Commission expires ____________________

                                   EXHIBIT A

                            MORTGAGE LOAN SCHEDULE

                                   EXHIBIT B

                                  [RESERVED]

                                   EXHIBIT C

                                  [RESERVED]

















                                     C-1-1

                                  EXHIBIT D-1

                        CUSTODIAL ACCOUNT CERTIFICATION

                                                   _____________________, 200_

            EverBank hereby certifies that it has established the account described below as a Custodial Account pursuant to the Amended and Restated Interim Servicing Agreement, dated as of November 7, 2005, Conventional Residential Mortgage Loans.

Title of Account: EverBank in trust for the Purchaser

Account Number: __________________

Address of office or branch
of the Interim Servicer at
which Account is maintained:
                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________


                                        EVERBANK

                                        Interim Servicer


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________






                                     D-1-1

                                  EXHIBIT D-2

                      CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                       _________________, 200_


To:      _______________________________

         _______________________________

         _______________________________
         (the "Depository")

            As Interim Servicer under the Amended and Restated Interim Servicing Agreement, dated as of November 7, 2005 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 2.04 of the Agreement, to be designated as "EverBank, as Interim Servicer, in trust for Morgan Stanley Mortgage Capital Inc. and/or subsequent Purchasers of fixed and adjustable rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Interim Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                        EVERBANK




                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                        Date:___________________________________



                                     D-2-1

            The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").



                                        _______________________________________
                                        Depository


                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________

                                        Date:__________________________________






                                     D-2-2

                                  EXHIBIT E-1

                         ESCROW ACCOUNT CERTIFICATION

                                                      __________________, 200_

            EverBank hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 2.06 of the Amended and Restated Interim Servicing Agreement, dated as of November 7, 2005.

Title of Account: "EverBank in trust for the Purchaser and various Mortgagors."

Account Number: __________________

Address of office or branch
of the Interim Servicer at
which Account is maintained:
                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________


                                        EVERBANK

                                        Interim Servicer


                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________



                                    E-1-1

                                  EXHIBIT E-2

                        ESCROW ACCOUNT LETTER AGREEMENT

                                                       _________________, 200_


To:      _______________________________

         _______________________________

         _______________________________
         (the "Depository")

            As Interim Servicer under the Amended and Restated Interim Servicing Agreement, dated as of November 7, 2005, (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 2.07 of the Agreement, to be designated as "EverBank, as Interim Servicer, in trust for Morgan Stanley Mortgage Capital Inc. and/or subsequent Purchasers of fixed and adjustable rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Interim Servicer. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                        EVERBANK


                                        Interim Servicer

                                        By: ____________________________________

                                        Name: __________________________________

                                        Title: _________________________________

                                        Date:___________________________________



                                    E-2-1

            The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").



                                        _______________________________________
                                        Depository


                                        By: ___________________________________

                                        Name: _________________________________

                                        Title: ________________________________

                                        Date:__________________________________




                                     E-2-2

                                   EXHIBIT F

                                   Reserved.

                                   EXHIBIT G

                              PROCESS GUIDELINES

I.    Contract
The Purchaser must provide the Interim Servicer with an Assignment & Assumption Agreement or similar notice with respect to a transfer to Fannie Mae no less than five (5) Business Days prior to the last Business Day of the month of transfer. Such document will confirm that the Mortgage Loans will be serviced in accordance with the Fannie Mae Servicing Guide. Such document must also confirm that Mortgage Loans were sold to Fannie Mae under the special servicing option.

II.   Requirements for FNMA sales

      A. The Servicing Fee less the Fannie Mae guaranty fee ( the "Net Servicing Fee") under the Fannie Mae sale must be equal to or greater than the current Servicing Fee being paid to the Interim Servicer by the Purchaser. Should the Net Servicing Fee exceed the current Servicing Fee, any excess will be retained by the Interim Servicer.

      B. Preparation and recording of any Assignments of Mortgage with respect to the Mortgage Loans, other than as required by the underlying Seller's Warranties and Servicing Agreement, will be the responsibility of the Purchaser.

      C. Information required to transfer the loans into Fannie Mae must be received no less than five (5) Business Days prior to the last Business Day of the transaction month.

      D. Information to transfer the loans must be in an Excel file format with the following data fields:

      (i) servicer number; (ii) EverBank loan number; (iii) balance sold to Fannie Mae; (iv) pass-through rate; (v) interest rate; (vi) interest rate net of the servicing fee rate and guarantee fee rate; (vii) Fannie Mae loan number; (viii) contract or pool number; (ix) if the transaction is an "actual/actual" sale - contract number; and (x) if the transaction is an "actual/actual" sale - date of first payment to Fannie Mae.

      E. Balances must be verified with the Interim Servicer before the Mortgage Loan(s) are sold to Fannie Mae.

      F. The servicer number used to deliver the Mortgage Loan(s) to Fannie Mae must be approved by the Interim Servicer before the Mortgage Loan(s) are sold. The Interim Servicer will assess a $500 correction penalty for each pool sold under a different seller/servicer number than what was provided.

      G. Final purchase advices and/or the 2005 forms must be received by the Interim Servicer prior to the last Business Day of the transaction month.

      H. Purchaser must provide name and contact information of individual authorized to discuss the sale terms. Investor name and broker names need to be provided to the Interim Servicer.


III.  Fees
Should the Purchaser sell loans to Fannie Mae or Freddie Mac (standard, not REMIC) an additional setup fee may be charged. The Interim Servicer will establish one investor number on each of the Interim Servicer's related Alltel clients for the those Mortgage Loans sold by Purchaser to Fannie Mae

IV.   Process Guidelines

      A. Monthly reporting to the Purchaser on the status of loans will be limited to existing Alltel delinquency and trial balance reports. Reports will be as of each month-end and will be provided to the Purchaser no later than the twenty (20) days following the related month-end. The Purchaser will provide contact information for monthly reporting, repurchase funding and claim settlement processes.

      B. For any Mortgage Loans required to be repurchased by the Purchaser from Fannie Mae due to mortgagor credit defaults (rather than administrative, legal or documentation issues), the Interim Servicer will notify the Purchaser of the total amount due to Fannie Mae for the Mortgage Loan to be repurchased no later than the 3rd Business Day prior to the end of the month of repurchase. The Purchaser will remit same amount, plus a $100 repurchase processing fee to the Interim Servicer no later than the last Business Day of the repurchase month. A late remittance penalty of prime + 2% will be assessed from the date such remittance was due through the date such remittance was actually made.

      C.    Wiring instructions for repurchases by the Purchaser:

                           [                  ]

                           Account Number: [                  ]
                           Account Name: [                  ]
                           ATTN:  [                  ], Fannie Mae
                           Telephone:  [                  ]

      D. An additional investor number will be established for Mortgage Loans repurchased by the Purchaser. Such investor number will be actual/actual remittance with month-end cutoff. Reports and remittances will be due on the tenth calendar day of each month.

                                   EXHIBIT H

                                  [RESERVED]

                                   EXHIBIT I
                                   ---------

                   INTERIM SERVICER'S OFFICER'S CERTIFICATE

            I, ___________________________ hereby certify that I am the duly elected ____________________ of [INTERIM SERVICER], a ___________________ (the
"Interim Servicer"), and further certify, on behalf of the Interim Servicer as follows:

            1. Attached hereto as Attachment I are a true and correct copy of the [Certificate of Incorporation and by-laws] [Certificate of limited partnership and limited partnership agreement] of the Interim Servicer as are in full force and effect on the date hereof.

            2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Interim Servicer are pending or contemplated.

            3. Each person who, as an officer or attorney-in-fact of the Interim Servicer, signed (a) the Amended and Restated Interim Servicing Agreement (the "Servicing Agreement"), dated as of November 7, 2005, by and between the Seller and Purchaser (the "Purchaser"); (b) the Purchase Price and Terms Agreement, dated ____________ 200_, between the Interim Servicer and the Purchaser (the "Purchase Price and Terms Agreement"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Servicing Agreement and the Purchase Price and Terms Agreement was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

            4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Interim Servicer on ____________, 2004 (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

            5. Attached hereto as Attachment III is a Certificate of Good Standing of the Interim Servicer dated ________, 2005. No event has occurred since ____________, 2004 which has affected the good standing of the Interim Servicer under the laws of the State of ____________.

            6. All of the representations and warranties of the Interim Servicer contained in Section 5.01 of the Servicing Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

            7. The Interim Servicer has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase Agreement and the related Purchase Price and Terms Agreement.

            All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

            IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Interim Servicer.

Dated:
       -----------------------------


                [Seal]


                                            [INTERIM SERVICER]
                                            (Interim Servicer)

                                            By:
                                               --------
                                            Name:
                                                 --------
                                            Title:   Vice President

            I, __________________, Secretary of the Interim Servicer, hereby certify that __________________ is the duly elected, qualified and acting Vice President of the Interim Servicer and that the signature appearing above is his genuine signature.

            IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:
       --------------------

                  [Seal]


                                            [INTERIM SERVICER]
                                            (Interim Servicer)

                                            By:
                                               ------
                                            Name:
                                                 ----
                                            Title:   [Assistant] Secretary


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


                                   EXHIBIT J
                                   ---------


                                  [RESERVED]

                                   EXHIBIT K
                                   ---------

                                  [RESERVED]

                                   EXHIBIT L
                                   ---------

                           ASSIGNMENT AND CONVEYANCE


            On this __________ day of _________, 2005, EverBank ("Interim
Servicer") as the Interim Servicer under that certain Second Amended and Restated Mortgage Loan and Warranties Purchase Agreement, dated as of November 1, 2004 (the "Agreement") does hereby sell, transfer, assign, set over and convey to Morgan Stanley Mortgage Capital Inc. as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Interim Servicer in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit A (the "Mortgage Loans"), together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Each Mortgage Loan subject to the Agreement was underwritten in accordance with, and conforms to, the Underwriting Guidelines attached hereto as Exhibit B. Pursuant to Section
2.04 of the Agreement, the Interim Servicer has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Custodial Agreement. The contents of each related Servicing File required to be retained by the Interim Servicer to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Interim Servicer for the benefit of the Purchaser as the owner thereof. The Interim Servicer's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Interim Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Interim Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Interim Servicer at the will of the Purchaser in such custodial capacity only.

            The Interim Servicer confirms to the Purchaser that the representations and warranties set forth in Sections 3.01 and 3.02 of the Agreement are true and correct as of the date hereof, and that all statements made in the Interim Servicer's Officer's Certificates and all Attachments thereto remain complete, true and correct in all respects as of the date hereof, and with respect to this Mortgage Loan Package, the Interim Servicer makes the following additional representations and warranties to the Purchaser, which additional representations and warranties are hereby incorporated into Section 3.02 of the Agreement:

     LOAN TYPE:                                  [FIXED RATE] [ADJUSTABLE RATE]

     Number of Mortgage Loans:                   _________________________

     Original Principal Balance:                 $________________________

     Stated Principal Balance:                   $________________________

     Weighted Average Mortgage Interest Rate:    _____%

     Weighted Average Servicing Fee Rate:        _____%

     Weighted Average Mortgage Loan
              Remittance Rate:                   _____%

     Weighted Average LTV:                       _____%

     Weighted Average Remaining Months
              to Maturity:                       _______ months

     For Adjustable Rate Mortgage Loans:
              Type:                              _______
              Index:                             _______
              Weighted Average Gross Margin:     _______%
              Weighted Average Months to
                       Next Adjustment Date:     _______ months

            Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.


EVERBANK
(Interim Servicer)

By:
   -----------------------------------------------------------
Name:
     ---------------------------------------------------------
Title:
      --------------------------------------------------------

                                   EXHIBIT M
                                   ---------


                         FORM OF ANNUAL CERTIFICATION

      Re: The Amended and Restated Interim Servicing Agreement dated as of November 7, 2005 (the "Agreement"), among MORGAN STANLEY MORTGAGE CAPITAL INC. and EVERBANK

      I, ________________________________, the _______________________ of
[NAME OF COMPANY], certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

            (1) I have reviewed the servicer compliance statement of the Seller provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Seller's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Seller during 200[ ] that were delivered by the Seller to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Seller Servicing Information");

            (2) Based on my knowledge, the Seller Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Seller Servicing Information;

            (3) Based on my knowledge, all of the Seller Servicing Information required to be provided by the Seller under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

            (4) I am responsible for reviewing the activities performed by the Seller as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Seller has fulfilled its obligations under the Agreement; and

            (5) The Compliance Statement required to be delivered by the Seller pursuant to this Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Seller and by each Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.




                                       Date:    _________________________



                                       By:  ________________________________
                                       Name:
                                       Title:



                                     M-2